We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q3 2022 Earnings Call November 1, 2022

2Sterling | STRL: Third Quarter 2022 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of multi-year strategic business transformation since 2016; born of a vision that levers our entrepreneurial spirit. We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

+ Highest margins in portfolio
+ Fastest growing segment in revenue growth
+ Provide value-added solutions to blue-chip customers in all major East Coast markets
+ Develop advanced, large-scale site development systems & services for data centers, e-commerce distribution centers, commercial, warehousing, transportation, energy and more

Building Solutions

+ 2nd highest margins in our portfolio
+ Serve the Nation's Top Builders in the Nation's Top Housing Markets: Texas & Arizona
+ Residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work

Transportation Solutions

+ Consistent margins & disciplined revenue growth
+ Enhanced business mix
+ Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail, water, wastewater and storm drainage systems and more
+ Providing infrastructure solutions in the Pacific & Rocky Mountain States and Texas



NASDAQ	STRL	Shares outstanding[1]	30.3M
HQ	The Woodlands, TX	Market cap[1]	$826M
Employees	~3,500[4]	Revenue[2]	$1,910M
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	EBITDA[2]	$201M
Projects underway	~290	Total Backlog[3]	$1.67B

STERLING

(1) Shares outstanding and Market Cap as of October 28, 2022
(2) Full Year 2022 Revenue and EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix page 16
(3) Total Backlog at September 30, 2022
(4) Employee count as of October 1, 2022

Sterling | STRL: Third Quarter 2022 3

Sterling | STRL: Third Quarter 2022 4 Strategic Execution | Proven Results | Strong Growth Strategic Elements: Solidify the Base | Grow High-Margin Products | Expansion into Adjacent Markets Key Objectives: Bottom-line Growth | Risk Reduction | Exceed Peer Performance

The Sterling Way in Action(3) + Community engagement and volunteerism is supported at the highest levels of our organization. + Support educational partnerships from K-12 to Higher-Ed + Projects at adult care centers, food banks, community centers + Safety barriers around project sites to protect workers, neighboring communities, vegetation and habitats. + Our Rolled Ankle Protection Program crushes tons of rock to create safe walking paths for all workers. + Fencing nesting trees of the federally protected burrowing owl during entire project duration. + Accelerated Bridge Construction, an innovative construction method used to reduce onsite construction time for building/ replacing/ rehabilitating bridges and improve work-zone safety for traveling public and workers + Reducing our carbon footprint + Material recycling at project sites + Onsite equipment repair eliminates equipment hauled to be serviced outside of project area The Sterling Way Sterling | STRL: Third Quarter 2022 5 Recent Safety Awards: + 2022 ARTBA(1) National Contractor Safety Award for under 1,000,000 category + 2021 AGC(2) Construction Safety Champion of the Year + 2021 2nd place AGC Construction Safety Excellence Award in the Heavy Division for over 800,000 hours Examples of our Safe and Sound Safety Program: + Daily Safety Briefings + Daily Safety Observations program + Job Hazard Analysis completed on major task (1) American Road & Transportation Builders Association (ARTBA) (2) Associated General Contractors of America (AGC) (3) Building a Better Tomorrow. The Sterling Way - 2022 Sustainability Report published March 23, 2022. The report is included in the Sterling Way (ESG) section of the Company’s website at https://www.strlco.com/sustainability Our culture is based on our commitment for caring for our people, our customers, our investors and our communities, that's The Sterling Way.

+ Third Quarter 2022 Results Sterling | STRL: Third Quarter 2022 6

Third Quarter 2022 Results Highlights + Revenues: $556.9 million + Net Income: $29.5 million + EBITDA(4): $60.2 million + Diluted EPS: $0.97 cents Sterling | STRL: Third Quarter 2022 7 (1) Backlog and Cash & Cash Equivalents at September 30, 2022 (2) Combined Backlog includes Unsigned Low-bid Awards of $235 million at September 30, 2022 (3) Cash from operations for the nine months ended September 30, 2022 (4) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain on extinguishment of debt. See EBITDA reconciliation on page 15. + Backlog(1): $1.67 billion with 13.1% margin + Combined Backlog(2): $1.90 billion with 12.9% margin + Cash & Cash Equivalents(1): $146.5 million + Cash Flow from Operations(3): $130.6 million + Record Third Quarter 2022 + Results Continue to Outpace Expectations

Sterling | STRL: Third Quarter 2022 8 Quarterly Consolidated and Segment Results ($ in millions) Q3 2022 Q3 2021 Revenues $ 556.9 $ 463.4 Gross Profit 82.0 57.8 G&A Expense (26.5) (19.6) Intangible Amortization (3.5) (2.9) Acquisition Related Costs (0.3) — Other Operating Expense, Net (4.1) (3.3) Operating Income 47.7 32.0 Interest, Net (5.0) (3.9) Gain on Extinguishment of Debt, Net — 1.0 Income Tax Expense (12.6) (7.3) Less: Net Income Attributable to NCI (0.6) (0.6) Net Income to STRL $ 29.5 $ 21.1 Diluted EPS $ 0.97 $ 0.72 EBITDA (1) $ 60.2 $ 40.0 ($ in millions) Q3 2022 Q3 2021 E-Infrastructure Solutions Revenue $ 255.5 $ 121.3 Operating Income $ 37.5 $ 19.2 Operating Margin 14.7% 15.8 % Transportation Solutions Revenue $ 221.1 $ 249.9 Operating Income $ 9.6 $ 9.3 Operating Margin 4.4% 3.7 % Building Solutions Revenue $ 80.3 $ 92.3 Operating Income $ 9.3 $ 9.2 Operating Margin 11.6% 10.0% (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain on extinguishment of debt. See EBITDA reconciliation on page 15.

Sterling | STRL: Third Quarter 2022 9 Increased EBITDA and Cash Flow Drives Liquidity Strategy Foward Looking EBITDA Debt Coverage Ratio 2.4 2.1 12/31/21 9/30/22 0 0.5 1 1.5 2 2.5 We expect to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment and managing leverage. Capital allocation focus • Long-term shareholder value • Complementing organic growth in existing and new markets • Strong cash flow profile provides flexibility and drives liquidity strategy Sterling is comfortable with a forward looking debt/ EBITDA coverage ratio of +/-2.5X. 5-Year Credit Facility $429M Term Loan Borrowings $75M Revolving Credit Facility (Undrawn) Key Cash Flow Considerations FY 2022 Est. FY 2021 Cash flows from Operations ~$150M $151.6M Net CAPEX $53M to $57M $42.5M • Cash at September 30, 2022 was $146.5 million • Updated 2022 EBITDA guidance(1): $197M to $205M • Expected additional 2022 noncash expenses: $45M to $47M (NOL utilization, stock-based compensation, noncash interest expense, etc.) • Scheduled term loan debt payments total $23.2M and $31.9M for 2022 and 2023, respectively (1) See EBITDA guidance reconciliation on page 16.

Sterling | STRL: Third Quarter 2022 10 Contact Us Sterling Ron Ballschmiede, Chief Financial Officer Mary Morley, Investor Relations Sterling Infrastructure, Inc. Tel: (281) 214-0777 The Equity Group Inc. Jeremy Hellman Tel: (212) 836-9626 jhellman@equityny.com

+ Appendix Sterling | STRL: Third Quarter 2022 11

Sterling | STRL: Third Quarter 2022 12 Strategy Driving Profitable Growth *Combined Backlog includes Unsigned Low-bid Awards of $235 million at September 30, 2022 *See EBITDA Reconciliations in the Appendix pages 15 - 17

Sterling | STRL: Third Quarter 2022 13 2022 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation on page 16. Revenue $1,900 to $1,920 Gross Margin ~14.0% G&A Expense as % of Revenue ~5.0% Other Operating Expense Net $7 to $9 JV Non-Controlling Interest Expense $2 to $3 Effective Income Tax Rate ~28% Net Income $94 to $98 Diluted EPS $3.08 to $3.21 Expected Dilutive Shares Outstanding 30.5 EBITDA(2) $197 to $205

2022 Modeling Considerations Continued* Sterling | STRL: Third Quarter 2022 14 * In Millions except for percentages Non-Cash Items FY 2022 Expectations FY 2021 Depreciation $35 to $36 $22.7 Intangible Amortization $15 $11.5 Debt Issuance Cost Amortization $2 to $3 $2.2 Stock-based Compensation $10 to $11 $11.8 Income Tax Expense (Federal) 24% of Pretax Income $19.4 Other Cash Flow Items FY 2022 Expectations FY 2021 Interest Expense, including Debt Issuance $19 to $20 $19.3 CAPEX, net of disposals $53 to $57 $42.5

Sterling | STRL: Third Quarter 2022 15 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain on extinguishment of debt. Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Net income attributable to Sterling common stockholders $ 29,523 $ 21,126 $ 74,736 $ 51,737 Depreciation and amortization 13,138 8,629 38,550 25,336 Interest expense, net of interest income 4,967 3,906 13,994 15,621 Income tax expense 12,562 7,336 29,427 20,275 Gain on extinguishment of debt, net — (968) (2,428) (2,032) EBITDA (1) $ 60,190 $ 40,029 $ 154,279 $ 110,937 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Third Quarter 2022 16 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain on extinguishment of debt. Full Year 2022 Guidance Low High Net income attributable to Sterling common stockholders $ 94 $ 98 Depreciation and amortization 50 51 Interest expense, net of interest income 19 20 Income tax expense 36 38 Gain on extinguishment of debt, net (2) (2) EBITDA (1) $ 197 $ 205 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

Sterling | STRL: Third Quarter 2022 17 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and net gain or loss on extinguishment of debt. 2016 2017 2018 2019 2020 2021 Net (loss) income attributable to Sterling common stockholders $ (9,238) $ 11,617 $ 25,187 $ 39,901 $ 42,306 $ 62,645 Depreciation and amortization 15,699 16,994 16,770 20,740 32,785 34,201 Interest expense, net of interest income 2,595 9,486 11,333 15,544 29,216 19,296 Income tax expense (benefit) 88 118 1,738 (26,216) 22,471 24,900 Loss (gain) on extinguishment of debt, net — 755 — 7,728 301 (2,032) EBITDA(1) $ 9,144 $ 38,970 $ 55,028 $ 57,697 $ 127,079 $ 139,010 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES HISTORICAL EBITDA RECONCILIATION (In thousands) (Unaudited)

THANK YOU We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow.